Savos Dynamic Hedging Fund
Schedule of Investments (Unaudited)
June 30, 2020

Principal
Amount		Value
	U.S. TREASURY OBLIGATIONS - 58.08%
	U.S. Treasury Bond - 31.98%
$18,256,000	7.875%, 02/15/2021 (b)	$19,128,508
3,500,000	7.250%, 08/15/2022	4,027,256
	U.S. Treasury Note - 26.10%
2,000,000	1.375%, 08/31/2020	2,003,991
1,700,000	1.750%, 10/31/2020	1,708,840
850,000	1.375%, 01/31/2021	855,894
850,000	2.125%, 01/31/2021	859,579
3,000,000	3.125%, 05/15/2021	3,076,934
3,000,000	1.375%, 05/31/2021	3,033,105
500,000	2.000%, 10/31/2021	512,256
2,500,000	1.750%, 02/28/2022	2,565,527
3,000,000	2.000%, 05/31/2024	3,208,652
1,000,000	2.000%, 02/15/2025	1,080,020
	Total U.S. Treasury Obligations (Cost $41,099,527)	42,060,562

Number
of Shares
	SHORT TERM INVESTMENTS - 37.38%
	Money Market Funds - 37.38%
27,065,488	DWS Government Money Market Series - Institutional Shares
	Effective Rate, 0.12%, (a)(b)	27,065,488
	Total Short Term Investments (Cost $27,065,488)	27,065,488

	Total Investments (Cost $68,165,015) - 95.46%	69,126,050
	Other Assets in Excess of Liabilities - 4.54%	3,284,586
	TOTAL NET ASSETS - 100.00%	$72,410,636

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of June 30, 2020.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Schedule of Open Futures Contracts (Unaudited)
June 30, 2020
Description	Contracts	Notional Value	Settlement Month	Value/ Unrealized Appreciation (Depreciation)
S&P500 EMINI FUT Sep20	188	29,047,880	Sep-20	$573,603

Total Open Futures Contracts				$573,603

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$42,060,562	$-	$42,060,562
Short Term Investments	27,065,488	-	-	27,065,488
Total Investments	$27,065,488	$42,060,562	$-	$69,126,050

Other Financial Instruments*
Futures	$573,603	$-	$-	$573,603

* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.